INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2024
INCOME TAXES
Schedule of components of income tax expense
	2024	2023
Federal tax statutory rate	21.0%	21.0%
Permanent differences	-%	-%
Valuation allowance	(21.0)%	(21.0)%
Effective rate	-%	-%

Schedule of deferred tax assets and liabilities
	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$769,031	$537,032
Total deferred tax asset	769,031	537,032
Valuation allowance	(769,031)	(537,032)
Net deferred tax assets	$-	$-